Exhibit 10.13

LOAN AMENDING AGREEMENT

This Agreement dated effective as of the 8th day of January, 2009.

BETWEEN:

DYNAMIC GOLD CORP., a company organized in accordance with the laws of the State of Nevada (hereinafter called the “Borrower”)

- and –

TIM COUPLAND, an individual, residing in the Province of British Columbia (hereinafter called the “Lender”)

WHEREAS:

1.

Borrower and Lender are parties to a loan agreement dated January 8, 2008 (the “Loan Agreement”); and

2.

Borrower and Lender wish to amend the Loan Agreement;

NOW THEREFORE, in consideration of the sum of $10.00 now paid by each party to the other (the receipt and sufficiency of which is conclusively acknowledged) and the mutual premises contained herein, the parties hereby agree as follows:

1.

Initially capitalized terms and expressions used herein not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement, and in addition thereto “Amending Agreement” means this agreement amending the Loan Agreement.

2.

Paragraph (o)  of the Definition section of the Loan Agreement is deleted in its entirety and replaced by the following:

““Maturity Date” means January 8, 2010.”

3.

The Loan Agreement shall continue in full force and effect in accordance with its terms save and except as expressly amended by this Amending Agreement.

4.

The Loan Agreement, as amended by this Fourth Amending Agreement, is hereby ratified and confirmed.

5.

This Amending Agreement shall enure to the benefit of and be binding upon the parties and their respective heirs, successors, administrators and permitted assigns.

6.

Each of Borrower and Lender agrees to make, do and execute or cause to be made, done and executed all such further and other things, acts, deeds, documents, assignments and assurances as may be necessary or reasonably required to carry out the intent and purpose of the Loan Agreement, as amended by this Amending Agreement, fully and effectually.

7.

This Amending Agreement may be executed in one or more counterparts by the parties hereto, each of which shall be deemed an original but all of which together shall constitute one agreement.

IN WITNESS WHEREOF this Amending Agreement has been signed by a duly authorized officer of each of the parties in that behalf.

/s/	Robert Hall		/s/ Tim Coupland
Witness to signature of Tim Coupland			TIM COUPLAND
Name:	Robert Hall
Address:	506-675 West Hastings Street
Vancouver, BC, V6B 1N2

DYNAMIC GOLD CORP.
		Per:	/s/ Gordon Steblin
Authorized Signature